Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Stewardship Financial Corporation (the "Company"), certifies that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 13, 2003                        /s/ Paul Van Ostenbridge
                                          --------------------------------------
                                          Paul Van Ostenbridge
                                          President and Chief Executive Officer


Dated:  May 12, 2003                      /s/ Julie Holland
                                          --------------------------------------
                                          Julie Holland
                                          Vice President and Treasurer

         This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.